EXHIBIT 1

EMPLOYEE OPTION TERMS (amended December 3, 2008)

Name of Grantee:                                                                Michael Bozora

Date of Grant:                                                                January 1, 2006

Number of Shares Granted:                                                                           1,476,651

Exercise Price:                                                      $0.01625

Type of Option
(Qualified or Non-Qualified):                                                                           Non-Qualified

Vesting:                                                      492,217 shares have vested prior to December 3, 2008

984,434 shares have vested on December 3, 2008

Amendment of Option Terms agreed to by Grantee:

_/s/ Michael Bozora______________________________

Print Name: Michael Bozora